October 24, 1997



                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

                  Supplement to Prospectus Dated April 1, 1997



         The Board of Trustees of Brundage, Story and Rose Investment Trust (the "Trust") has approved a change to the investment objective of the Brundage, Story and Rose Equity Fund (the "Equity Fund"). Previously, the Fund has sought to provide protection and enhancement of capital, current income and growth of income. The Fund will no longer seek to provide current income. The Equity Fund will continue to invest primarily in common stocks and securities convertible into common stock and there have been no changes in the investment strategies of the Fund.